UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 14, 2004

Comarco, Inc.
(Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Cromwell, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 599-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

Comarco, Inc. (the “Company”) is not able to file its Quarterly Report or Form 10-Q (the “Quarterly Report”) for the quarterly period ended July 31, 2004 (the “Quarterly Report”) prior to the 45 day SEC required deadline because the Company’s independent auditors have not completed their review of the Company’s financial statements to be included in the Quarterly Report. The Company is diligently working with the independent auditors to assist in the completion of this review and anticipates the independent auditors will complete their review in order for the Company to file the Quarterly Report with the SEC no later than Monday, September 20, 2004, the filing deadline under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date:	September 14, 2004	/S/ DANIEL R. LUTZ
(Signature)
Daniel R. Lutz
Vice President and Chief Financial Officer